UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2007

DATAJUNGLE SOFTWARE INC.

 (Exact name of registrant as specified in its charter)

NEVADA	001-05996	91-0835748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1038 Redwood Highway, Suite 100A, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip Code)

415-389-1625

 (Registrant's telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone (212) 930-9700

Fax (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 28, 2007 (the “Closing Date”), DataJungle Software Inc. (the “Company”) issued and sold debentures having a total principal amount of $4,070,000 due September 28, 2009 (the “Debenture”) to accredited investors in a private placement.  The aggregate sales price of the Debentures was $3,500,000.  After deducting the expenses of the private placement the Company received net proceeds of approximately $3,420,000.

The investors also received warrants to purchase up to 20,350,000 shares of the Company’s common stock which terminate on September 28, 2012 (the “Termination Date”) and have an exercise price of $0.28  per share, subject to adjustment as provided in the Warrant.

If at any time after the completion of the then-applicable holding period required by Rule 144, or any successor provision then in effect, which would allow “tacking” of the holding period of the Warrants and shares issuable upon the exercise of the Warrants (“Warrant Shares”) pursuant to the SEC Manual of Publicly Available Telephone Interpretations or other Securities and Exchange Commission rule or guidance, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder at a time when such Registration Statement is required to be effective pursuant to the Registration Rights Agreement, then the Warrants may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP (as defined in the Warrants) on the trading day immediately preceding the date of such election;

(B) =  the Exercise Price of the Warrant, as adjusted; and,

(X) = the number of Warrant Shares issuable upon exercise of the Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

On the Termination Date, the Warrant shall be automatically exercised via cashless exercise. The exercise price of the warrants is subject to reduction similar to the reduction in the conversion price of the Debentures.

The Debenture is an original issue discount Senior secured convertible Debenture and does not bear interest.  It is due on September 28, 2009.

The initial conversion price (“Conversion Price”) of the Debentures is $0.15 per share. If the Company issues common stock at a price that is less than the effective conversion price, or common stock equivalents with an exercise or conversion price less than the then effective conversion price, the conversion price will be reduced to such price.

The Debentures contain certain covenants of the Company, including that:

•

other than Permitted Liens (as defined in the Debentures) the Company shall not and not permit its subsidiaries to enter into or incur any liens and shall not permit any subsidiary to incur indebtedness other than Permitted Indebtedness (as defined in the Debentures) and Permitted Liens;

•

the Company shall not amend its charter documents in any manner that materially and adversely affects rights of the holder;

•

shall not pay cash dividends.

Events of Default under the Debentures include but are not limited to the following:

•

If the Company does not pay the principal amount due on the Debentures or any liquidated damages and any other amounts owing to the Holders (as defined in the Registration Rights Agreement) on any Debentures when they are due;

•

If the Company fails to perform any covenant;

•

If the Company’s common stock is not eligible for listing or quotation for trading on a Trading Market (as defined in the Securities Purchase Agreement) and shall not be eligible to resume listing or quotation for trading thereon within five trading days;

•

If the Initial Registration Statement (as defined in the Registration Rights Agreement) shall not have been declared effective by the Securities and Exchange Commission on or prior to the 210th calendar day after the Closing Date;

•

If the Registration Statement is required to be maintained effective and such effectiveness lapses.

If any event of default occurs, the outstanding Principal Amount of the Debenture, plus liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount.  Commencing 5 days after the occurrence of any event of default that results in the eventual acceleration of this Debenture, the interest rate on the Debenture shall accrue at a rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.

The Mandatory Default Amount is the sum of (i) the greater of (A) 130% of the outstanding Principal Amount of the Debenture, or (B) the outstanding Principal Amount of this Debenture divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP (as defined in the Debenture) on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of the Debenture.

In connection with this transaction, the Company executed a Security Agreement pursuant to which it granted security interest and lien on all of its assets. The lien will terminate when the note and all amounts due in connection with the Debenture are satisfied and all other Obligations (as defined in the Security Agreement) have been paid, discharged or satisfied in full.

Pursuant to the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company must file on each Filing Date (as defined in the Registration Rights Agreement) a  registration statement to register the portion of the Registrable Securities (as defined in the Registration Rights Agreement) as permitted by the Securities and Exchange Commission’s guidance.

The initial registration statement must be filed within 45 days of the Closing Date and  declared effective within 120 days following the Closing Date or in the event of a full review by the Securities and Exchange Commission that includes accounting comments the 150th calendar date following the Closing Date.  Any subsequent registration statements that are required to be filed on the earliest practical date on which the Company is permitted by the Securities and Exchange Commission’s guidance to file such additional registration statement. Such additional registration statements must be effective 120 days following the date on which it is required to be filed.

In the event that the registration statement is not timely filed or declared effective, the Company will be subject to liquidated damages.  Such liquidated damages shall equal 2% of the aggregate purchase price paid by the Holders pursuant to the Securities Purchase Agreement for any unregistered Registrable Securities then held by such Holder up to a maximum aggregate liquidated damages of 10% of the aggregate Subscription Amount (as defined in the Securities Purchase Agreement) paid by such Holder pursuant to the Purchase Agreement. The Company may also be required under certain circumstances to pay the purchasers specified liquidated damages if it is unable to maintain the effectiveness of the registration statement.

In connection with the transaction, the Company’s wholly owed subsidiary, DataJungle Ltd.  entered into a guarantee agreement pursuant to which it guaranteed the obligations of the Company under the Securities Purchase Agreement and the documents entered into pursuant to the Securities Purchase Agreement.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Copies of the Securities Purchase Agreement, Original Issue Discount Senior Secured Convertible Debenture, Common Stock Purchase Warrant,  Registration Rights Agreement, Security Agreement and Subsidiary Guarantee are filed as exhibits to this Current Report on Form  8-K. The summary of these agreements set forth above is qualified by reference to such exhibits.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired.

Not Applicable

(b)

Pro Forma Financial Information

Not Applicable

(c)

Exhibits

4.1

-

Form of Original Issue Discount Senior Secured Convertible Debenture

4.2

-

Common Stock Purchase Warrant

10.1

-

Securities Purchase Agreement

10.2

-

Security Agreement

10.3

-

Registration Rights Agreement

10.4

-

Subsidiary Guarantee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2007

DATAJUNGLE SOFTWARE INC.

      (Registrant)

By:/s/ L. R. Bruce

Chief Financial Officer

EXHIBIT INDEX

4.1

-

Form of Original Issue Discount Senior Secured Convertible Debenture

4.2

-

Common Stock Purchase Warrant

10.1

-

Securities Purchase Agreement

10.2

-

Security Agreement

10.3

-

Registration Rights Agreement

10.4

-

Subsidiary Guarantee